1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye Investor Presentation June 2021 Exhibit 99.1

Various statements made in this presentation are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a vital, novel twice-yearly treatment for wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion; preliminary financial information as of December 31, 2020; and our longer term financial and business goals, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU® and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; the success of current and future license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; termination or breach of current license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the potential for our preliminary financial information to change in connection with the finalization of our financial results for the fourth quarter and full year 2020; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. Forward Looking Statements

COMPANY OVERVIEW Proven technology driving pipeline growth 3 | EYEPOINT PHARMACEUTICALS Compelling pipeline focused on retinal disease EYP-1901 - potential twice yearly treatment for wet AMD, diabetic retinopathy and retinal vein occlusion YUTIQ50 – potential twice yearly treatment for posterior uveitis Durasert® R&D collaborations Durasert® - FDA validated drug delivery platform Sustained (zero-order kinetics) local delivery of drug product Provides constant and stable release of therapeutics in the eye over weeks, months or years Administered safely to thousands of patients' eyes across four FDA approved products including YUTIQ ® Commercializing two FDA-approved products - YUTIQ® and DEXYCU® Solid Q1 net product revenues and positioned for 2021 growth as COVID-19 restrictions ease across the US

5 | EYEPOINT PHARMACEUTICALS DURASERT® Platform Proven sustained release intraocular drug delivery TECHNOLOGY 4 | EYEPOINT PHARMACEUTICALS

TECHNOLOGY DURASERT® Proven sustained release delivery Four FDA-approved products with multiple programs in development Single intravitreal injection Continuous, stable release to the back of the eye provides consistent and reliable drug delivery over weeks, months or years Simple administration in physician’s office Approved products/Indications YUTIQ® (2018, EyePoint) - Posterior Segment Uveitis ILUVIEN® (2014, Alimera) - DME RETISERT® (2005, B&L) - Uveitis VITRASERT® (1996, B&L) - CMV retinitis Development Candidates EYP-1901 for Wet AMD YUTIQ® 50 for Posterior Segment Uveitis Partner programs 5 | EYEPOINT PHARMACEUTICALS

PIPELINE Building on a Proven Platform 6 | EYEPOINT PHARMACEUTICALS

17 | EYEPOINT PHARMACEUTICALS Retinal disease focused pipeline

EYP-1901 - Potential Twice a Year Anti-VEGF Treatment 8 | EYEPOINT PHARMACEUTICALS PIPELINE Our goal is nothing short of transforming the treatment of wet AMD, diabetic retinopathy, and retinal vein occlusion

VEG PIPELINE EYP-1901 Opportunity to transform the treatment of wet AMD The need... Currently, wet AMD patients often lose vision despite anti-VEGF therapy due to undertreatment The EYP-1901 solution... Potential twice yearly in-office injection of anti-VEGF therapy Anti-VEGF therapy (vorolanib) delivered via intravitreal injection using bioerodible Durasert Sustained, stable release may lead to better visual outcomes through steady receptor blocking 9 | EYEPOINT PHARMACEUTICALS VEGF-vascular endothelial growth factor

PIPELINE EYP-1901 Real world need... today's wet AMD treatments still result in vision loss over time RETROSPECTIVE, OBSERVATIONAL STUDY IN 2,227 PATIENTS WITH WET AMD Mean Visual Difference From Baseline (LOCF)(Letters) 6 Canada, France, Germany, Ireland, Italy, the Netherlands, UK and Venezuela Total (n=2227) 1 0 0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450 480 510 540 570 600 630 660 690 720 Days Holz FG, et al. Br J Ophthalmol 2015;99:220–226. doi:10.1136/bjophthalmol-2014-305327 5 4 3 2 10 | EYEPOINT PHARMACEUTICALS

...including real world data from the U.S. PIPELINE EYP-1901 Adjusted Mean Change From Baseline in VA Letter Score 3 6 12 Month 12 p=0.67† Aflibercept Ranibizumab 1.52 1.01 -0.19 1.24 0.71 -0.30 Follow-up (Month) Lotery et al., Eye (2017) 31, 1697–1706 RETROSPECTIVE STUDY OF 3350 RANIBIZUMAB AND 4300 AFLIBERCEPT TREATMENT-NAIVE EYES WITH WET AMD 4 3 2 1 0 -1 -2 -3 -4 0 11 | EYEPOINT PHARMACEUTICALS

EYP-1901 Intravitreal delivery of vorolanib using a bioerodible formulation of Durasert® Vorolanib Tyrosine kinase inhibitor (TKI) studied as an oral therapy for wet AMD through Phase 2 with strong clinical signal and no significant ocular adverse events Blocks all 3 isoforms of VEGFR, the main driver of the proliferation of blood vessels that are the hallmark of wet AMD PIPELINE EYP-1901 The EYP-1901 solution 12 | EYEPOINT PHARMACEUTICALS VEGFR- vascular endothelial growth factor receptor

23 | EYEPOINT PHARMACEUTICALS Effective blocking of VEGFR prevents neovascularization and loss of vision PIPELINE EYP-1901 VEGF-B VEGF-C VEGF-D VEGF-A R1 / INFLAMMATION R2 / BLOOD VESSEL LEAKAGE R3 / BLOOD VESSEL GROWTH & LEAKAGE VEGF SIGNALING PATHWAYS VOROLANIB VOROLANIB VOROLANIB 13 | EYEPOINT PHARMACEUTICALS

A potent inhibitor of VEGFR Vorolanib blocks VEGFR2 at the same level as sunitinib, a proven anti-VEGF therapy The inhibitor constant (Ki) of sunitinib for VEGFR is reported to be low (5 ng/mL), an indication of strong inhibition. Since Ki is related to IC50, similar inhibition Ki is expected for vorolanib. PIPELINE EYP-1901 14 | EYEPOINT PHARMACEUTICALS IC50 – half maximal inhibitory concentration Head-to-head study completed by Tyrogenix

6-month rabbit GLP toxicology completed with no unexpected safety findings Efficacy and preliminary safety study completed in a laser CNV mini pig model Results: dose-related activity and no observed toxicity Non-GLP rabbit PK and safety study demonstrated drug levels in vitreous and retina/choroid significantly above the IC50 for VEGFR2 EYP-1901 pre-clinical results PIPELINE EYP-1901 15 | EYEPOINT PHARMACEUTICALS CNV- choroidal neovascularization GLP – good laboratory practice PK - pharmacokinetics

EYP-1901 in-vitro release of vorolanib in a single insert PIPELINE EYP-1901 16 | EYEPOINT PHARMACEUTICALS Zero order release through ~8 months followed by new zero order rate through at least 12 months

In-vivo release of vorolanib in rabbits measured over ~8 months PIPELINE EYP-1901 17 | EYEPOINT PHARMACEUTICALS Linear decrease in residual drug in inserts indicates zero order drug release

In-vivo cumulative % release of vorolanib in rabbits measured over ~8 months PIPELINE EYP-1901 18 | EYEPOINT PHARMACEUTICALS R2 for both doses indicates zero order release of drug at different dosing levels

Oral vorolanib clinical results – Phase 1 Demonstrated clinical activity in wet AMD Phase 1 trial design Open label, 24 weeks, dose escalation, no control, oral delivery; 80% of eyes enrolled previously treated; 4 eyes treatment naïve N=35; 25 completers Phase 1 results BCVA was maintained to within 4 letters of baseline at the 24-week endpoint, or improved in all but 1 participant 60% (15/25) of patients required no rescue injection while on oral vorolanib therapy Excluding the 50 mg low dose, 72% of completers required no Anti-VEGF injection through the duration of the study (6 months) Mean OCT thickness in completers was reduced by -50 +/- 97 µm; Mean OCT thickness in treatment-naïve patients was reduced by ~80 µm PIPELINE EYP-1901 19 | EYEPOINT PHARMACEUTICALS OCT – ocular coherence tomography Study performed by Tyrogenex

Oral vorolanib clinical activity in wet AMD Phase 2 trial Less rescue vs placebo for all doses with no ocular toxicity PIPELINE EYP-1901 Strict pre-defined rescue criteria with anti-VEGF therapy Any increase in fluid on OCT compared to screening visit 2 (~14 days after an IVT injection) New or increased macular hemorrhage by fundus photography In the placebo group, 12.5% of subjects with unilateral disease at baseline developed exudative AMD in their fellow eyes by 52 weeks, compared with 3.8% (1/26), 0%(0/27) and 0%(0/23) in the 50 mg, 100 mg, and 200 mg groups, respectively.  * Normalized for number of months on study Study performed by Tyrogeix 20 | EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 Trial 21 | EYEPOINT PHARMACEUTICALS

29 | EYEPOINT PHARMACEUTICALS 1-2 weeks following last injection RESULTS ENROLLMENT DOSE A DOSE B DOSE C Open label, dose escalation, no control arm (results to be monitored on an ongoing basis) Rescue with anti-VEGF therapy if necessary 6 month readout Patients with wet AMD responsive to previous anti-VEGF therapy 12 month readout PIPELINE EYP-1901 Primary endpoint is safety. Secondary endpoints are BCVA and central subfield Phase 1 DAVIO wet AMD clinical trial design

Phase 1 DAVIO wet AMD clinical trial underway with enrollment completed in May 2021 PIPELINE EYP-1901 1H 2021 2H 2021 PHASE 1 TRIAL PRELIMINARY RESULTS EXPECTED IN Q4 2021 FIRST PATIENT DOSED 23 | EYEPOINT PHARMACEUTICALS UPDATE Enrollment completion announced May 25, 2021 17 patients in total dosed with EYP-1901 On track for Q4 interim data read-out ENROLLMENT COMPLETE

PRODUCTS FDA Approved Commercial Products 24 | EYEPOINT PHARMACEUTICALS

Approved for the treatment of chronic non-infectious uveitis affecting the back of the eye Commercially launched in U.S. in 2019 Patent protection to August 2027 Constant and stable release of fluocinolone with Durasert helps prevent uveitis flares for up to 3 years LICENSE AGREEMENTS Alimera Sciences, Inc. has rights for non-infectious posterior uveitis in the EMEA Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension with a royalty on sales payable to EyePoint PRODUCTS CONTINUOUS CALM IN UVEITIS 25 | EYEPOINT PHARMACEUTICALS

PRODUCTS 60K–100K patients are suffering from uveitis in the U.S. The need Flares can cause blindness 30,000 Americans become blind each year because of uveitis Uveitis lasts a lifetime and often affects people in middle age The YUTIQ answer 3-year continuous treatment in a single injection that controls flares and preserves eyesight Simple administration in the physician’s office Gives patients and physicians the confidence that comes with three years of assured compliance CONTINUOUS CALM IN UVEITIS Chronic non-infectious uveitis causes blindness with every flare 26 | EYEPOINT PHARMACEUTICALS

PRODUCTS CONTINUOUS CALM IN UVEITIS Continuous 3-year delivery limits blindness-causing uveitis flares Time to recurrence of uveitis within 36 months YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS PROBABILITY RECURRENCE 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 TIME (DAYS) 3 YEARS IMPLANT DEPLETION FAI Insert (N=87) Sham Injection (N=42) US Phase 3 Trial 27 | EYEPOINT PHARMACEUTICALS

28 | EYEPOINT PHARMACEUTICALS PRODUCTS Customer demand returning from COVID shutdowns COVID-19 Shutdown CUSTOMER DEMAND IN UNITS CONTINUOUS CALM IN UVEITIS

Treatment of inflammation following ocular surgery Single long-lasting injectable treatment compared to low compliance eyedrop regimen Effective in preventing inflammation after cataract surgery with proven safety record Co-promoted with ImprimisRX, an established commercial organization in the cataract space LICENSE AGREEMENT Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension with a royalty on sales payable to EyePoint PRODUCTS TARGET THE SITE 29 | EYEPOINT PHARMACEUTICALS

PRODUCTS The U.S. cataract surgery market is large and growing 3.8 million cataract surgeries in 2018 The need As the baby boom generation ages, cataract surgery will become even more common The DEXYCU answer Today, eyedrops are the most common treatment after cataract surgery Patients forget to take their eye drops, leading to unnecessary complications Dexycu is injected into the eye at the time of surgery so compliance is not an issue TARGET THE SITE 30 | EYEPOINT PHARMACEUTICALS

28 | EYEPOINT PHARMACEUTICALS PRODUCTS Customer demand returning from COVID shutdowns TARGET THE SITE COVID-19 Shutdown CUSTOMER DEMAND IN UNITS

DELIVERING INNOVATION TO THE EYE Financial Summary $138.5 million of Cash on March 31, 2021, funds operations through Q4 2022 $6.8 million net product revenues in Q1 2021, a 45% increase over Q1 2020 2020 total revenues of $34.4 million, including $20.8 million of net product revenue 2019 Total revenues of $20.3 million including $16.8 million on net product revenues Solid cash position and growing revenues 32 | EYEPOINT PHARMACEUTICALS

1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye